EXHIBIT 99.1

CERTIFICATION OF CHIEF FINANCIAL OFFICER/TRUSTEE
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Childtime Children’s Centers 401(k) Savings & Retirement Plan (the “Plan”) on Form 11-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Frank Jerneycic, Chief Financial Officer/ Trustee of the plan, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated: June 27, 2003	/s/ Frank Jerneycic Frank Jerneycic Chief Financial Officer / Trustee